                                                                   EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in Amendment No. 3 to this Registration Statement of ITC DeltaCom, Inc. on Form S-4 of our report dated May 23, 1997 relating to the financial statements of Georgia Fiber (a business unit of SCANA Communications, Inc.), appearing in the Prospectus, which is part of this Registration Statement.

  We also consent to the reference to us under the headings "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Columbia, South Carolina

September 23, 1997